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                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-101471 of Reliant Resources, Inc. on Form S-8 of our report dated June 27, 2003, appearing in this annual report on Form 11-K of the Reliant Resources, Inc. Union Savings Plan for the year ended December 31, 2002.


/s/ DELOITTE  & TOUCHE LLP

Houston, Texas
June 27, 2003